Exhibit (c)(5)

PROJECT SOLAR

BOARD MATERIALS

CONFIDENTIAL | DECEMBER 14, 2004 PRELIMINARY | SUBJECT TO FURTHER REVIEW AND EVALUATION

THESE MATERIALS MAY NOT BE USED OR RELIED UPON FOR ANY PURPOSE OTHER THAN AS SPECIFICALLY CONTEMPLATED BY A WRITTEN AGREEMENT WITH CREDIT SUISSE FIRST BOSTON.

CONFIDENTIAL

Table of Contents

1 Situation Overview and Saturn Proposal

2 Preliminary Financial Analysis Appendix A Overview of Saturn B Solar Transaction Matrix C Valuation Details

CONFIDENTIAL

1 Situation Overview and Saturn Proposal

CONFIDENTIAL

Situation Overview

On November 19, 2004, Saturn contacted CSFB and expressed a verbal interest to acquire Solar for a 20% premium to Solar’s closing stock price ($31.88 per Solar share) (1)

On November 23, 2004, CSFB discussed Saturn’s verbal proposal to Solar’s Board of Directors: CSFB was subsequently instructed by Solar’s Board to communicate to Saturn that their offer was not attractive and insufficient for Solar to not proceed with the spin-off of Allen

On November 30, 2004, Saturn contacted CSFB and offered to acquire Solar for $33.00 -$35.00 per Solar share

In order to get to the high end of the range, Saturn stated that they would need to meet management and better understand the business and its value drivers

On December 2, 2004, CSFB communicated the second offer to Solar’s Board. The Board subsequently approved Solar management and CSFB to meet with Saturn to understand their proposal and provide preliminary information

(1) Closing Solar share price on November 18, 2004 was $26.57

CONFIDENTIAL

Overview of Saturn Proposal

($ in millions, except per share data)

Equity Purchase Price

Transaction Share Price $33.00 $35.00

% premium 24.7% 32.3%

Common Shares (MM) 288.4 288.4

Common Stock Purchase Price $9,517 $10,094

Net Options (MM) 13.7 15.3

Option Value $453 $535

FD Shares 302.1 303.7

Total Equity Purchase Price $9,970 $10,629

Sources & Uses

Sources

Transaction Price

$33.00 $35.00

Bank Debt $3,200 $3,200

High Yield Debt 3,093 3,093

Total Debt $6,293 $6,293

Sponsor Equity / Roll Options (1) $4,026 $4,690

Total Sources $10,318 $10,983

Uses

Purchase Common Stock $9,517 $10,094

Net Option Value 453 535

Cash from Balance Sheet (387) (387)

Retire Existing Debt 559 559

Deal Fees & Expenses 176 183

Total Uses $10,318 $10,983

Total Debt / 2004E EBITDA 6.0x 6.0x

(1) Assumes 50% of “in-the-money” options are rolled over into the transaction Source: Saturn Presentation to Management on December 6, 2004

CONFIDENTIAL

Historical Stock Price Analysis

Daily from December 9, 1999 to December 9, 2004 $40 $35 $30

$25 Share Price $20 $15

$10 $5 $0 $35.00 $33.00

12/9/99 8/26/00 5/14/01 1/30/02 10/18/02 7/6/03 3/23/04 12/9/04

35,000

30,000

25,000 Volume in Thousands

20,000 15,000

10,000 5,000 0

Volume

Solar

Price

High (3/19/02) $34.89

Low (12/17/99) 11.25

Average 24.23

Volume(MM)

High (7/19/02) 32.322

Low (11/26/04) 0.232

Average 1.524

Days Closed at or Above

$33.00 13

$34.00 8

$35.00 0

CONFIDENTIAL

Solar Preliminary Timetable

Week 0 4 8 12 24

25

Initial Due Diligence

Formation of Private Equity Syndicate

Due Diligence and Structuring

Negotiation and Financing

Regulatory Closing

(4 weeks)

Milestone 1:

Saturn delivers interest letter Saturn commences due diligence with mgmt (exchange of non-public information)

Milestone 2:

Saturn confirms interest and delivers detailed term sheet

Saturn approaches potential equity investors and debt financing sources

Milestone 3:

Private equity investors selected; sponsor group formed

(4 weeks)

Sponsors continue due diligence Sponsors jointly create due diligence package for debt financing sources Initial discussions with potential debt financing sources

Milestone 4:

Sponsors present proposal (including price, terms and structure) to Solar Board

(4 weeks)

Negotiate merger agreement and related documents Finalize debt financing commitment letters Finalize sponsor group Execute definitive transaction documentation

Milestone 5:

Announce transaction

(12 weeks)

Prepare and file HSR and any other required antitrust notifications Solar and Sponsor group file requisite SEC filings Negotiate definitive financing agreements Market debt financing Receive HSR and any other required regulatory clearance

(<1 week)

Close debt financing Close and fund transaction

CONFIDENTIAL

2 Preliminary Financial Analysis

CONFIDENTIAL

Solar Preliminary Valuation Summary

Solar Equity Valuation (Per Share)

($ in millions)

Price per Share (Enterprise Value)

Comparable Company Analysis

Comparable Transaction Analysis $37.90 ($11,500)

Discounted Cash Flow Analysis

Implied Multiples $33.00 $35.00

CY2004 Revenues 2.9x 3.1x

CY2005 Revenues 2.7x 2.9x

CY2004 EBITDA 9.4x 10.1x

CY2005 EBITDA 9.0x 9.6x

CY2004 Unlevered NI 22.9x 24.5x

CY2005 Unlevered NI 21.5x 23.0x

$40.00 $35.00 $30.00 $25.00 $20.00 $15.00 $31.89 ($9,500) $25.68 ($7,500) $30.36 ($9,000) $36.10 ($10,900) $27.27 ($8,000) $35.00 ($10,533) $33.00 ($9,866)

Statistic

CY2004 Revenues $3,411 2.2x - 2.8x 2.6x - 3.4x 2.3x - 3.2x

CY2005 Revenues 3,613 2.1x - 2.6x 2.5x - 3.2x 2.2x - 3.0x

CY2004 EBITDA 1,045 7.2x - 9.1x 8.6x - 11.0x 7.7x - 10.4x

CY2005 EBITDA 1,098 6.8x - 8.7x 8.2x - 10.5x 7.3x - 9.9x

CY2004 Unlevered NI 430 17.4x - 22.1x 20.9x - 26.7x 18.6x - 25.3x

CY2005 Unlevered NI 458 16.4x - 20.7x 19.7x - 25.1x 17.5x - 23.8x

Note: Net Cash of $108MM as of 12/31/04 per Solar management.

CONFIDENTIAL

Preliminary LBO Analysis

Solar Price of $35.00 per Share

($ in millions, except per share)

Sources & Uses Valuation Return Analysis – 2009

Sources:

Cash and Equivalents (1) $661 Price per Share $35.00 Exit Multiple IRR (5-year)

Bank Debt 2,612 FD Shares (MM) 304.0

High Yield 3,657 Equity Value 10,640 9.1x 12.6%

Sponsor Equity 4,588 Plus: Net Debt (108) 10.1x 16.0%

Total Sources $11,518 Aggregate Value $10,533 11.1x 19.0%

12.1x 21.7%

Uses: 2004 EBITDA 1,045

Refinance ST Debt (1) $47 Agg Value / 2004 EBITDA 10.1x

Refinance LT Debt (1) 506

Purchase Solar Equity 10,640

Cash on Hand (Beginning Bal.) 150

Transaction Expenses 175

Total Uses $11,518

Credit Analysis ($35.00 per share)

2004PF 2005E 2006E 2007E 2008E 2009E

EBITDA $1,045 $1,098 $1,211 $1,322 $1,389 $1,459

Bank Debt 2,612 2,429 2,137 1,727 1,296 770

Total Debt 6,270 6,086 5,795 5,384 4,954 4,428

Total Debt / EBITDA 6.0x 5.5x 4.8x 4.1x 3.6x 3.0x

EBITDA / Interest Expense (2) 2.3x 2.4x 2.7x 3.1x 3.5x 3.9x

Total Debt / Capitalization 57.7% 55.8% 53.1% 49.5% 45.5% 40.9%

Source: Financials per Solar Management

Note: Assumes management receives incremental 5.0% equity interest and 5.0% of options with a strike price of $35.00 (1) Existing debt and cash as of December 31, 2004 (2) Assumes an interest rate of 6.0% and 8.5% for the bank debt and high yield, respectively

Cash: Management projects a year-end 2004 cash balance of $661 (versus $487 as of 9/30/04) Debt: Management projects a year-end 2004 debt balance of $553 (versus $559 as of 9/30/04)

CONFIDENTIAL

Preliminary LBO Sensitivity

Purchase Price Sensitivity

IRR Analysis

Exit Multiple Implied

16.0% 9.1x 10.1x 11.1x 12.1x Entry Mult. (1)

$33.00 16.1% 19.6% 22.7% 25.5% 9.4x

Price $34.00 14.3% 17.7% 20.8% 23.5% 9.8x

$35.00 12.6% 16.0% 19.0% 21.7% 10.1x

Purchase $36.00 11.1% 14.4% 17.4% 20.1% 10.4x

$37.00 9.7% 13.0% 15.9% 18.5% 10.7x

$38.00 8.4% 11.6% 14.5% 17.1% 11.0x

Note: Assumes leverage of 6.0x (1) Aggregate value / 2004 EBITDA

Leverage Sensitivity

IRR Analysis

Entry Leverage Multiple Implied

16.0% 5.50x 5.75x 6.00x 6.25x Entry Mult. (1)

$33.00 18.1% 18.8% 19.6% 20.5% 9.4x

Price $34.00 16.5% 17.1% 17.7% 18.4% 9.8x

$35.00 15.0% 15.4% 16.0% 16.6% 10.1x

Purchase $36.00 13.5% 14.0% 14.4% 14.9% 10.4x

$37.00 12.2% 12.6% 13.0% 13.4% 10.7x

$38.00 11.0% 11.3% 11.6% 11.9% 11.0x

Note: Assumes an exit multiple of 10.1x (1) Aggregate value / 2004 EBITDA

CONFIDENTIAL

Potential Sources of Funding

Equity Funding

LARGE-SCALE INDEPENDENT PRIVATE EQUITY FUNDS

	FUND SIZE ($BN)[1]	LARGEST TRANSACTION IN PORTFOLIO	TRANSACTION SIZE ($BN)	TOTAL EQUITY CHECK ($BN)
Blackstone Group	$6.5	TRW Automotive	$4.7	$0.9
Thomas H. Lee	$6.1	Warner Chilcott	$3.3	$1.3
Texas Pacific Group	$5.3	Metro-Goldwyn-Mayer	$5.1	$1.6
Warburg Pincus	$5.3	Eircom plc	$2.7	NA
KKR	$5.1	Panamsat	$4.1	$0.5
Carlyle Group	$3.9	Dex Media	$7.1	$1.6
Apollo	$3.8	Intelsat	$5.0	$0.5
Welsh Carson	$3.8	Dex Media	$7.1	$1.6
Bain Capital	$3.4	Warner Music	$2.6	$1.1
CD&R	$2.6	Rexel SA	$4.9	NA

INVESTMENT BANK AFFILIATED PRIVATE EQUITY FUNDS

	FUND SIZE ($BN)[1]	LARGEST TRANSACTION IN PORTFOLIO	TRANSACTION SIZE($BN)	TOTAL EQUITY CHECK ($BN)
JP Morgan Capital Partners	$6.3	Unisource Energy	$3.0	NA
DLJ Merchant Banking	$5.4	Metro-Goldwyn-Mayer	$5.1	$1.6
Goldman Sachs Capital Partners	$5.3	Nalco Holding	$4.2	$1.1
CVC	$2.6	Formica Corp.	$1.1	NA

Note: Saturn fund size is $3.6BN. Largest transaction is UGS ($2.1BN transaction size, $1.0BN equity check)

(1) Approximate size of most recently raised fund. Source: Capital IQ

Debt Funding

The current market indicates that it has the ability to raise over $3BN of new high yield issuance

- The new issue market is extremely active with $6.9 billion in new issuance for the week ended December 10, 2004
  - Year to date 636 deals have priced raising $165 billion in proceeds
  - November and the first two weeks of December have shown a resurgence in new issue activity
  - The forward calendar continues to build and currently stands at $5.5 billion
- AMG reported $111 million of outflows from High Yield Mutual Funds this past week; however, this is the first week of outflows in the last sixteen weeks

CREDIT SUISSE | FIRST BOSTON

11

CONFIDENTIAL

Appendix

CONFIDENTIAL

Appendix

A. Overview of Saturn

CONFIDENTIAL

Saturn

Overview

Founded: 1999

Location: Menlo Park, CA / New York, NY

Fund size: First fund: $2.3BN (fully invested) Second / Current fund: $3.6BN

Professionals: 23

Key Executives:

James Davidson—Co-founder Glenn Hutchins—Co-founder Roger McNamee—Co-founder David Roux—Co-founder

Investment Criteria:

Saturn is a private equity firm focused solely on making large-scale investments in leading technology companies The firm prefers equity investments between $100 million to $500 million, investing in businesses with enterprise values ranging between $100 million to $10 billion (Saturn limited partners often co-invest in a transaction) Investment structures include: leveraged buyouts and going-private transactions; spin-offs and carve-outs from larger companies; restructurings and recapitalizations; structured minority investments and strategic stakes; and acquisitions

Current Investments

Transaction Date Company Sponsors Size ($MM)

07/22/04

Saturn

500

04/22/04

Saturn,

Texas Pacific Group

235

03/14/04

Bain Capital,

Saturn, Warburg Pincus

2,113

03/03/03

Saturn,

Integral Capital Partners

200

12/01/00

Advent International, Bain Capital,

Saturn,

Texas Pacific Group

700

03/29/00

August Capital Management, Goldman Sachs Merchant Banking Group, Integral Capital Partners, JP Morgan Partners,

Saturn,

Texas Pacific Group

2,001

03/22/00

Saturn,

Integral Capital Partners

300

CONFIDENTIAL

Precedent Saturn Case Studies

Seagate and UGS represent two of the largest technology buyouts in history

	Seagate	UGS		
Business	Leading designer, manufacturer, and marketer of hard disc drives		Leading provider of CAD/CAM and product lifecycle management software solutions	
Transaction	Saturn and management led going-private leveraged buyout transaction		Leveraged buyout and divisional carve-out of the business from parent (EDS)	
Announcement Date	March 29, 2000		March 14, 2004	
Capitalization (Sources of Funds)	Total Debt:	$901M	Total Debt:[3]	$1,080M
	Total Equity:	$1,100M	Total Equity:[4]	$1,033M
	Total Capitalization:	$2,001M	Total Capitalization:	$2,113M
	Debt / Total Cap:	45%	Debt / Total Cap:	51%
% Fully Diluted Equity Ownership	Management:[1]	32%	Saturn:[2]	29%
	Saturn:[2]	30%	Bain Capital:	29%
	TPG:	20%	Warburg Pincus:	29%
	Others:	18%	Management:[1]	13%

(1) Common stock ownership (includes shares purchased by management and treats option as full shares).
(2) Includes affiliated funds (not including limited partner co-investors). Seagate transaction size figures include all businesses acquired as part of the buyout.
(3) Does not include an additional $95 million of undrawn capacity.
(4) Includes assumption regarding expected closing working capital adjustment.

CREDIT SUISSE | FIRST BOSTON

15

CONFIDENTIAL

Appendix

B. Transaction Matrix

CONFIDENTIAL

Transaction Matrix

($ in millions)

Current

Price per Sixers Share $27.00 $30.00 $31.00 $32.00 $33.00 $34.00 $35.00 $36.00 $37.00 $38.00

FD Shares Outstanding 297.1 299.6 300.5 301.4 302.2 303.2 304.0 304.8 305.6 306.3

Implied Equity Value $8,021 $8,989 $9,317 $9,645 $9,974 $10,307 $10,640 $10,974 $11,307 $11,640

Implied Transaction Enterprise Value (1) $7,914 $8,881 $9,209 $9,537 $9,866 $10,199 $10,533 $10,866 $11,199 $11,532

Implied Premiums Historical Price Premium / (Discount) to Sixers Price

Current (12/09/04) $27.00 – 11.1% 14.8% 18.5% 22.2% 25.9% 29.6% 33.3% 37.0% 40.7%

10-Day Average $26.74 1.0% 12.2% 15.9% 19.7% 23.4% 27.1% 30.9% 34.6% 38.4% 42.1%

30-Day Average $26.52 1.8% 13.1% 16.9% 20.7% 24.4% 28.2% 32.0% 35.8% 39.5% 43.3%

60-Day Average $25.76 4.8% 16.5% 20.4% 24.2% 28.1% 32.0% 35.9% 39.8% 43.7% 47.5%

90-Day Average $24.95 8.2% 20.3% 24.3% 28.3% 32.3% 36.3% 40.3% 44.3% 48.3% 52.3%

Pre Spin-Off Ann. (10/1/04) $24.42 10.6% 22.9% 26.9% 31.0% 35.1% 39.2% 43.3% 47.4% 51.5% 55.6%

LTM High (02/11/04) $31.65 (14.7%) (5.2%) (2.1%) 1.1% 4.3% 7.4% 10.6% 13.7% 16.9% 20.1%

LTM Low (08/11/04) $22.40 20.5% 33.9% 38.4% 42.9% 47.3% 51.8% 56.3% 60.7% 65.2% 69.6%

Implied Multiples Operating Statistics (2) Implied Multiples

FY2004 Revenue $3,411 2.3x 2.6x 2.7x 2.8x 2.9x 3.0x 3.1x 3.2x 3.3x 3.4x

FY2005 Revenue 3,613 2.2x 2.5x 2.5x 2.6x 2.7x 2.8x 2.9x 3.0x 3.1x 3.2x

FY2004 EBITDA 1,045 7.6x 8.5x 8.8x 9.1x 9.4x 9.8x 10.1x 10.4x 10.7x 11.0x

FY2005 EBITDA 1,098 7.2x 8.1x 8.4x 8.7x 9.0x 9.3x 9.6x 9.9x 10.2x 10.5x

FY2004 EPS $1.41 19.2x 21.3x 22.0x 22.7x 23.5x 24.2x 24.9x 25.6x 26.3x 27.0x

FY2005 EPS $1.48 18.3x 20.3x 21.0x 21.7x 22.3x 23.0x 23.7x 24.4x 25.0x 25.7x

(1) Based on net debt of $108 million per Solar management (2) Per Solar Management

CONFIDENTIAL

Appendix

C. Valuation Details

CONFIDENTIAL

Solar Financial Projections

($ in millions) 2001 2002 2003 2004 2005 2006 2007 2008 2009

Revenue $1,981.8 $2,561.6 $2,829.0 $3,411.4 $3,613.4 $3,857.8 $4,122.1 $4,343.9 $4,570.9

% Growth 29.3% 10.4% 20.6% 5.9% 6.8% 6.9% 5.4% 5.2%

Costs and expenses:

Operating (1,399.6) (1,728.2) (1,900.0) (2,366.5) (2,515.3) (2,646.5) (2,800.6) (2,954.9) (3,111.8)

Depreciation and amortization (108.9) (202.6) (220.7) (215.8) (227.1) (238.6) (251.4) (261.6) (270.1)

Amort. of aquisition intangibles (66.9) (64.7) (87.5) (118.4) (114.2) (108.7) (99.3) (85.7) (63.8)

Total costs and expenses (1,575.4) (1,995.4) (2,208.3) (2,700.7) (2,856.6) (2,993.8) (3,151.3) (3,302.3) (3,445.7)

Operating income 406.4 566.2 620.7 710.7 756.8 864.1 970.8 1,041.6 1,125.2

% Margin 20.5% 22.1% 21.9% 20.8% 20.9% 22.4% 23.6% 24.0% 24.6%

EBITDA $582.2 $833.5 $928.9 $1,044.9 $1,098.1 $1,211.4 $1,321.5 $1,389.0 $1,459.0

% Margin 29.4% 32.5% 32.8% 30.6% 30.4% 31.4% 32.1% 32.0% 31.9%

Working capital changes 64.4 147.2 (29.9) (61.2) (63.6) (43.9) 1.2 (41.3) 5.4

Capital spending (113.6) (136.7) (195.1) (254.3) (238.4) (230.9) (242.0) (239.7) (253.8)

% of revenue 5.7% 5.3% 6.9% 7.5% 6.6% 6.0% 5.9% 5.5% 5.6%

CONFIDENTIAL

Iverson Preliminary Valuation Summary

Iverson Enterprise Valuation

($ in millions)

Comparable Company Analysis

Comparable Transaction Analysis

Discounted Cash Flow Analysis $6,500 $6,000 $5,500 $5,000 $4,500 $4,000 $3,500 $3,000 $2,500 $5,000 $4,000 $5,800 $4,500 $6,300 $4,600

Statistic (1)

CY2004 Revenues $2,208 1.8x – 2.3x 2.0x – 2.6x 2.1x – 2.9x

CY2005 Revenues $2,352 1.7x – 2.1x 1.9x – 2.5x 2.0x – 2.7x

CY2004 EBITDA $517 7.7x – 9.7x 8.7x – 11.2x 8.9x – 12.2x

CY2005 EBITDA $548 7.3x – 9.1x 8.2x – 10.6x 8.4x – 11.5x

CY2004 Unlevered NI $208 19.2x – 24.0x 21.6x – 27.8x 22.1x – 30.2x

CY2005 Unlevered NI $227 17.6x – 22.0x 19.8x – 25.6x 20.3x – 27.8x

Enterprise value defined as the total value of Iverson’s business as a going concern, excluding any non-operating and financial assets and liabilities. (1) All Iverson financial information provided by the managements of Solar and Iverson.

CONFIDENTIAL

Iverson Financial Projections

($ in millions) 2001 2002 2003 2004 2005 2006 2007 2008 2009

Revenue $1,459.4 $1,509.1 $1,658.4 $2,208.3 $2,351.5 $2,548.4 $2,763.2 $2,942.3 $3,126.9

% Growth 3.4% 9.9% 33.2% 6.5% 8.4% 8.4% 6.5% 6.3%

Costs and expenses:

Operating (1,089.8) (1,099.9) (1,248.1) (1,691.3) (1,803.6) (1,907.6) (2,035.6) (2,160.9) (2,287.9)

Depreciation and amortization (49.6) (52.9) (61.8) (74.8) (79.5) (85.9) (93.3) (99.1) (102.9)

Amort. of aquisition intangibles (61.1) (48.0) (67.5) (97.7) (93.5) (89.1) (80.2) (66.6) (45.5)

Total costs and expenses (1,200.5) (1,200.7) (1,377.4) (1,863.8) (1,976.6) (2,082.5) (2,209.2) (2,326.5) (2,436.3)

Operating income 258.9 308.4 281.0 344.5 374.9 465.9 554.1 615.8 690.6

% Margin 17.7% 20.4% 16.9% 15.6% 15.9% 18.3% 20.1% 20.9% 22.1%

EBITDA $369.6 $409.3 $410.3 $517.1 $547.9 $640.8 $727.6 $781.4 $839.0

% Margin 25.3% 27.1% 24.7% 23.4% 23.3% 25.1% 26.3% 26.6% 26.8%

Working capital changes 38.5 73.1 (28.7) (60.7) (65.9) (50.0) 9.7 (33.3) 11.7

Capital spending (72.4) (42.5) (38.5) (90.4) (76.9) (77.9) (86.3) (82.2) (91.9)

% of revenue 5.0% 2.8% 2.3% 4.1% 3.3% 3.1% 3.1% 2.8% 2.9%

CONFIDENTIAL

Iverson Comparable Company Analysis

($ in millions, except per share amounts)

FD Capitalization Operating Statistics

Stock Equity Aggr. FD Aggregate Value / Revenue CY04 CY05 CY2005

Price Market Market P/E Multiple Revenues EBITDA EBIT Growth EBIT EBIT PE /

COMPANY (FYE) 12/9/04 Value Value CY04 CY05 CY04 CY05 CY04 CY05 CY04 CY05 ‘04-’05 Margin Margin LTGR

Sixers Street (Dec.) $27.00 $8,051 $8,122 19.3x 16.9x 2.3x 2.1x 7.8x 7.3x 11.5x 10.2x 7.8% 19.9% 20.6% 1.2x

Iverson Street (Dec.) NA NA NA NA NA NA NA NA NA NA NA 10.4% 16.8% 18.3% NM

Financial Services

ADP (Jun.) $44.92 $26,669 $25,603 27.6x 23.6x 3.2x 3.0x 14.2x 12.4x 17.2x 14.9x 7.6% 18.6% 19.9% 2.2x

Fiserv (Dec.) 39.06 7,812 8,081 20.5x 18.2x 2.4x 2.1x 9.7x 8.6x 12.7x 11.3x 10.8% 18.6% 18.9% 1.1x

DST Systems (Dec.) 49.16 5,178 4,570 21.7x 18.8x 2.6x 2.5x 9.3x 8.2x 13.7x 11.8x 6.5% 19.3% 21.0% 1.5x

SEI Investments Co. (Dec.) 41.41 4,516 4,293 26.5x 23.3x 6.3x 5.7x 18.7x 17.5x 20.3x 19.0x 9.6% 30.8% 30.1% 1.4x

Median 24.1x 21.0x 2.9x 2.7x 12.0x 10.5x 15.4x 13.4x 8.6% 18.9% 20.4% 1.4x

Mean 24.1x 21.0x 3.6x 3.3x 13.0x 11.7x 16.0x 14.2x 8.6% 21.8% 22.5% 1.5x

Securities Trading

CME (Dec.) $219.67 $7,503 $7,220 34.5x 30.0x 9.9x 8.8x 17.1x 15.1x 19.6x 17.0x 11.6% 50.3% 51.8% 2.0x

Factset (Aug.) 50.20 1,707 1,609 28.0x 24.1x 5.9x 5.0x 14.2x 12.5x 17.2x 14.6x 18.6% 34.4% 34.3% 1.6x

Espeed (Dec.) 10.88 628 405 20.5x 19.8x 2.5x 2.4x 6.1x 6.4x 8.4x 9.2x 4.2% 29.5% 25.8% 1.3x

Median 28.0x 24.1x 5.9x 5.0x 14.2x 12.5x 17.2x 14.6x 11.6% 34.4% 34.3% 1.6x

Mean 27.7x 24.6x 6.1x 5.4x 12.5x 11.3x 15.1x 13.6x 11.5% 38.1% 37.3% 1.6x

Source: Wall Street equity research.

($ in millions)

Statistic Range Implied Enterprise Value

CY04 Revenue $2,208 2.0x – 2.5x $4,417 – $5,521

CY05 Revenue $2,352 2.0x – 2.5x $4,703 – $5,879

CY04 EBITDA $517 8.0x – 10.0x $4,136 – $5,171

CY05 EBITDA $548 7.5x – 9.5x $4,109 – $5,205

CY04 Unlevered NI $208 18.0x – 24.0x $3,752 – $5,002

CY05 Unlevered NI $227 17.0x – 22.0x $3,856 – $4,989

Enterprise Value Reference Range $4,000 – $5,000

CONFIDENTIAL

Iverson Comparable Acquisitions Analysis

($ in millions)

FD FD Aggregate Value /

Date Equity Agg Revenue EBITDA EBIT P/E

Annc. Target / Acquiror Value Value LTM FY1+ LTM FY1+ LTM FY1+ LTM FY1+

10/20/2004 EquiServe / Computershare $307.0 $307.0 1.0x NA NA NA NA NA NA NA

10/12/2004 Epsilon Data / Alliance Data Systems 300.0 300.0 NA 2.5x NA 12.5x NA NA NA NA

09/09/2004 Intercept / Fidelity National 423.3 435.5 2.2x 2.0x 19.4x 11.1x NM 20.1x NM 31.0x

07/13/2004 National Processing / Bank of America 1,425.0 1,136.0 2.3x 2.1x 10.5x 9.3x 13.1x 11.5x 25.7x 23.8x

06/08/2004 Refco / Thomas H. Lee Partners 2,250.0 2,250.0 2.3x NA 9.0x NA NA NA NA NA

05/25/2004 Brut LLC / Nasdaq Stock Market 190.0 190.0 1.2x NA 31.1x NA NA NA NA NA

05/17/2004 NYCE / Metavante 610.0 610.0 4.3x 1.4x 9.7x 9.5x 12.1x 11.4x NA NA

04/06/2004 Barra / Morgan Stanley 816.4 609.0 4.0x 3.8x 12.2x 10.7x 13.0x 12.0x 23.6x 22.8x

04/05/2004 Tradeweb / Thomson Financial NA 435.0 4.4x NA 14.5x NA NA NA NA NA

02/09/2004 Aurum Technology / Fidelity National 305.0 305.0 1.6x 1.5x NA NA 40.1x 21.9x NA NA

04/02/2003 Concord / First Data 7,448.3 6,055.1 5.3x 4.3x 10.8x 9.6x 12.7x 11.5x 21.8x 19.7x

03/14/2003 InterPay (FleetBoston) / Paychex 155.0 155.0 NA 3.1x NA NA NA NA NA NA

01/06/2003 ProBusiness Services / ADP 495.5 442.9 2.6x 2.6x NM 17.2x NM NM NM NM

11/14/2002 EDS Consumer Network Services / Fiserv 320.0 320.0 NA 2.1x NA NA NA NA NM NM

08/05/2002 BrokerTec Trading Operations / ICAP 291.0 291.0 3.0x 2.9x NA NA NA 17.6x NA NA

06/10/2002 Island ECN / Instinet 593.0 546.0 3.1x 2.1x 13.4x NA 15.1x NA 31.2x NA

06/14/2001 NYCE / First Data 585.0 566.0 5.0x 4.6x 16.8x 13.8x 35.2x 23.4x 72.2x 44.2x

05/07/2001 NOVA Corp (GA) / US Bancorp 2,136.3 2,349.8 1.5x 1.4x 9.6x 8.7x 13.4x 11.8x 26.1x 22.9x

07/20/1999 Investor Services Group (FDC) / PNC 1,100.0 1,100.0 3.3x NA 11.8x NA 17.2x NA 27.8x 27.4x

Median 2.8x 2.3x 12.0x 10.7x 13.4x 12.0x 26.1x 23.8x

Mean 2.9x 2.6x 14.1x 11.4x 19.1x 15.7x 32.6x 27.4x

Source: SDC, company press releases and Wall Street equity research.

($ in millions)

Statistic Range Implied Enterprise Value

CY04 Revenue $2,208 2.0x – 2.5x $4,417 – $5,521

CY04 EBITDA $517 9.0x – 12.0x $4,653 – $6,205

CY04 Unlevered NI $208 20.0x – 25.0x $4,169 – $5,211

Enterprise Value Reference Range $4,500 – $5,800

CONFIDENTIAL

Iverson Discounted Cash Flow Analysis

Discounted Cash Flow Matrix

($ in millions)

Discount Terminal EBITDA Multiple(2009)

Rate 8.0x 9.0x 10.0x

11.0% $1,381 $1,381 $1,381 Present Value of Free Cash Flow (2005-2009)

3,983 4,481 4,979 Present Value of Terminal Value

$5,364 $5,862 $6,360 Enterprise Value

10.4x 11.3x 12.3x Implied Enterprise Value / 2004E EBITDA Multiple

13.0% $1,308 $1,308 $1,308 Present Value of Free Cash Flow (2005-2009)

3,643 4,098 4,554 Present Value of Terminal Value

$4,950 $5,406 $5,861 Enterprise Value

9.6x 10.5x 11.3x Implied Enterprise Value / 2004E EBITDA Multiple

15.0% $1,240 $1,240 $1,240 Present Value of Free Cash Flow (2005-2009)

3,337 3,754 4,171 Present Value of Terminal Value

4,577 4,994 5,411 Enterprise Value

8.9x 9.7x 10.5x Implied Enterprise Value / 2004E EBITDA Multiple

Growth and Margin Sensitivity

Revenue Growth Improvement

5,405.8 0.0% 0.5% 1.0% 1.5% 2.0%

0.0% $5,406 $5,494 $5,583 $5,673 $5,764

Margin

Improvement

0.5% $5,499 $5,588 $5,679 $5,771 $5,864

1.0% $5,592 $5,683 $5,775 $5,869 $5,964

EBITDA

1.5% $5,685 $5,778 $5,872 $5,967 $6,063

2.0% $5,778 $5,872 $5,968 $6,065 $6,163

Note: % increase in EBITDA margin applies to 2009; each year assumes a fifth of the % increase in margin until 2009 Note: Assumes midpoints of the discounted cash flow matrix for discount rate (13%) and terminal EBITDA multiple (9.0x).

CONFIDENTIAL

Allen Preliminary Valuation Summary

Allen Enterprise Valuation

($ in millions)

Comparable Company Analysis

Comparable Transaction Analysis

Discounted Cash Flow Analysis $6,000 $5,500 $5,000 $4,500 $4,000 $3,500 $3,000 $2,500 $2,000 $4,500 $3,500 $5,700 $4,500 $4,600 $3,400

Statistic(1)

CY2004 Revenues $1,203 2.9x - 3.7x 3.7x - 4.7x 2.8x - 3.8x

CY2005 Revenues 1,262 2.8x - 3.6x 3.6x - 4.5x 2.7x - 3.6x

CY2004 EBITDA 528 6.6x - 8.5x 8.5x - 10.8x 6.4x - 8.7x

CY2005 EBITDA 550 6.4x - 8.2x 8.2x - 10.4x 6.2x - 8.4x

CY2004 Unlevered NI 222 15.8x - 20.3x 20.3x - 25.7x 15.3x - 20.8x

CY2005 Unlevered NI 231 15.1x - 19.5x 19.5x - 24.7x 14.7x - 19.9x

Enterprise value defined as the total value of Allen’s business as a going concern, excluding any non-operating and financial assets and liabilities. (1) All Allen financial information provided by the managements of Solar and Allen.

CONFIDENTIAL

Allen Financial Projections

($ in millions) 2001 2002 2003 2004 2005 2006 2007 2008 2009

Revenue $522.4 $1,052.5 $1,170.6 $1,203.1 $1,261.9 $1,309.4 $1,358.9 $1,401.6 $1,444.0

% Growth 101.5% 11.2% 2.8% 4.9% 3.8% 3.8% 3.1% 3.0%

Costs and expenses:

Operating (309.9) (628.3) (651.9) (675.2) (711.7) (738.9) (765.0) (794.0) (823.9)

Depreciation and amortization (59.3) (149.7) (158.9) (141.0) (147.5) (152.7) (158.1) (162.6) (167.2)

Amort. of aquisition intangibles (5.8) (16.7) (20.0) (20.7) (20.6) (19.6) (19.1) (19.1) (18.3)

Total costs and expenses (374.9) (794.7) (830.8) (836.9) (879.9) (911.2) (942.2) (975.7) (1,009.4)

Operating income 147.5 257.8 339.7 366.2 382.0 398.2 416.8 425.8 434.6

% Margin 28.2% 24.5% 29.0% 30.4% 30.3% 30.4% 30.7% 30.4% 30.1%

EBITDA $212.6 $424.2 $518.7 $527.9 $550.2 $570.5 $593.9 $607.5 $620.0

% Margin 40.7% 40.3% 44.3% 43.9% 43.6% 43.6% 43.7% 43.3% 42.9%

Working capital changes 25.9 74.1 (1.3) (0.4) 2.4 6.1 (8.5) (7.9) (6.3)

Capital spending (41.2) (94.2) (156.6) (163.9) (161.5) (153.0) (155.7) (157.5) (161.9)

% of revenue 7.9% 9.0% 13.4% 13.6% 12.8% 11.7% 11.5% 11.2% 11.2%

CONFIDENTIAL

Allen Comparable Company Analysis

($ in millions, except per share amounts)

FD Capitalization Operating Statistics

Stock Equity Aggr. FD Aggregate Value / Revenue CY04 CY05 CY2005

Price Market Market P/E Multiple Revenues EBITDA EBIT Growth EBIT EBIT PE /

COMPANY (FYE) 12/9/04 Value Value CY04 CY05 CY04 CY05 CY04 CY05 CY04 CY05 ‘04-’05 Margin Margin LTGR

Sixers Street (Dec.) $27.00 $8,051 $8,122 19.3x 16.9x 2.3x 2.1x 7.8x 7.3x 11.5x 10.2x 7.8% 19.9% 20.6% 1.2x

Allen Street (Dec.) NA NA NA NA NA NA NA NA NA NA NA 2.5% 30.1% 30.0% NM

Business Continuity Services

IBM (Dec.) $97.51 $166,615 $178,895 19.5x 17.7x 1.9x 1.8x 10.8x 10.4x 14.5x 13.3x 5.9% 12.8% 13.2% 1.7x

HP (Oct.) 20.87 63,787 56,610 15.5x 13.0x 0.7x 0.7x 7.6x 6.7x 10.9x 8.6x 4.6% 6.4% 7.7% 1.2x

Accenture (Aug.) 26.20 25,264 23,401 19.0x 18.2x 1.6x 1.5x 10.8x 9.7x 12.4x 11.1x 8.5% 13.2% 13.5% 1.4x

EDS (Dec.) 22.16 11,124 12,366 NM 34.6x 0.6x 0.6x 5.3x 4.7x 30.0x 18.8x 0.5% 2.0% 3.2% 3.4x

CSC (Mar.) 56.21 10,910 12,916 18.6x 16.4x 0.8x 0.8x 6.3x 5.7x 13.1x 11.8x 8.6% 6.3% 6.5% 1.5x

ACS (Jun.) 58.32 7,512 7,825 20.6x 16.7x 1.9x 1.6x 9.6x 8.2x 12.8x 10.8x 16.4% 14.7% 14.9% 1.0x

Median 19.0x 17.2x 1.2x 1.1x 8.6x 7.5x 12.9x 11.5x 7.2% 9.6% 10.5% 1.4x

Mean 18.6x 19.4x 1.2x 1.1x 8.4x 7.6x 15.6x 12.4x 7.4% 9.2% 9.8% 1.7x

S&P 500 Industry Indexes

Industrials NA NA NA 20.9x 18.3x NA NA NA NA NA NA 8.3% 12.9% 14.0% NA

Utilities NA NA NA 15.7x 13.9x NA NA NA NA NA NA (0.9%) 17.1% 17.5% NA

Median 18.3x 16.1x NA NA NA NA NA NA 3.7% 15.0% 15.8% NA

Mean 18.3x 16.1x NA NA NA NA NA NA 3.7% 15.0% 15.8% NA

Source: Wall Street equity research.

($ in millions)

Statistic Range Implied Enterprise Value

CY04 Revenue $1,203 2.0x – 3.0x $2,406 – $3,609

CY05 Revenue $1,262 2.0x – 3.0x $2,524 – $3,786

CY04 EBITDA $528 7.5x – 8.5x $3,959 – $4,487

CY05 EBITDA $550 6.5x – 8.5x $3,576 – $4,676

CY04 Unlevered NI $222 17.0x – 21.0x $3,767 – $4,653

CY05 Unlevered NI $231 15.0x – 19.0x $3,466 – $4,391

Enterprise Value Reference Range $3,500 – $4,500

CONFIDENTIAL

Allen Comparable Acquisitions Analysis

($ in millions)

Date Annc.	Target / Acquiror	FD Equity Value	FD Agg Value	Aggregate Value / Revenue LTM	Revenue FY1+	EBITDA LTM	EBITDA FY1+	EBIT LTM	EBIT FY1+	P/E LTM	P/E FY1+
11/17/2004	Inflow / SunGard	182.0	185.0	2.8x	2.2x	20.8x	7.2x	NM	14.5x	NA	NA
08/09/2004	Synstar PLC / Hewlett Packard	293.4	340.6	0.9x	0.8x	NA	NA	27.2x	15.4x	NA	NA
07/13/2004	National Processing / Bank of America	1,425.0	1,136.0	2.3x	2.1x	10.5x	9.3x	13.1x	11.5x	25.7x	23.8x
03/14/2004	EDS - PLM Solutions / Consortium	2,050.0	2,050.0	2.4x	NA	9.2x	NA	13.7x	NA	NA	NA
03/10/2004	American Mgmt Systems / CGI Group	858.0	858.0	0.9x	0.8x	11.2x	9.5x	24.1x	18.7x	35.3x	31.3x
02/23/2004	Triaton GmbH / Hewlett-Packard	426.0	426.0	0.9x	NA	NA	NA	NA	NA	NA	NA
04/02/2003	Concord / First Data	7,448.3	6,055.1	5.3x	4.3x	10.8x	9.6x	12.7x	11.5x	21.8x	19.7x
11/14/2002	EDS Consumer Network Services / Fiserv	320.0	320.0	NA	2.1x	NA	NA	NA	NA	NM	NM
04/29/2002	HNC Software / Fair, Isaac	830.0	662.4	2.9x	2.6x	8.8x	NA	40.4x	26.6x	52.4x	38.9x
04/26/2002	Guardian IT / SunGard	82.0	242.0	1.5x	1.4x	5.5x	4.7x	14.9x	10.6x	NA	11.9x
10/15/2001	Comdisco Availability Sol'ns / SunGard	850.0	850.0	1.9x	NA	NA	NA	NA	NA	NA	NA
07/19/2001	Lockheed Martin IMS / Affiliated Computer	825.0	837.0	1.3x	NA	8.6x	NA	14.6x	NA	NA	NA
	Median			**1.9x**	**2.1x**	**9.8x**	**9.3x**	**14.8x**	**14.5x**	**30.5x**	**23.8x**
	Mean			**2.1x**	**2.0x**	**10.7x**	**8.1x**	**20.1x**	**15.5x**	**33.8x**	**25.1x**

Source: SDC, company press releases and Wall Street equity research.
Note: Inflow acquisition multiples per Solar management.

($ in millions)

	Statistic	**Range**			**Implied Enterprise Value**		
CY04 Revenue	$1,203	3.0x	–	3.5x	$3,609	–	$4,211
CY04 EBITDA	$528	8.0x	–	11.0x	$4,223	–	$5,807
CY04 Unlevered NI	$222	22.0x	–	26.0x	$4,874	–	$5,761
		Enterprise Value Reference Range			$4,500	–	$5,700

CREDIT SUISSE | FIRST BOSTON

28

CONFIDENTIAL

Allen Discounted Cash Flow Analysis

Discounted Cash Flow Matrix

($ in millions)

Discount Terminal EBITDA Multiple(2009)

Rate 7.5x 8.5x 9.5x

10.0% $999 $999 $999 Present Value of Free Cash Flow (2005-2009)

2,888 3,273 3,658 Present Value of Terminal Value

$3,886 $4,271 $4,656 Enterprise Value

7.4x 8.1x 8.8x Implied Enterprise Value / 2004E EBITDA Multiple

12.0% $949 $949 $949 Present Value of Free Cash Flow (2005-2009)

2,639 2,991 3,342 Present Value of Terminal Value

$3,587 $3,939 $4,291 Enterprise Value

6.8x 7.5x 8.1x Implied Enterprise Value / 2004E EBITDA Multiple

14.0% $902 $902 $902 Present Value of Free Cash Flow (2005-2009)

2,415 2,737 3,059 Present Value of Terminal Value

3,318 3,640 3,962 Enterprise Value

6.3x 6.9x 7.5x Implied Enterprise Value / 2004E EBITDA Multiple

Growth and Margin Sensitivity

Revenue Growth Improvement

3,939.1 0.0% 0.5% 1.0% 1.5% 2.0%

0.0% $3,939 $4,004 $4,069 $4,136 $4,203

Margin

Improvement

0.5% $3,982 $4,048 $4,114 $4,181 $4,250

1.0% $4,025 $4,092 $4,159 $4,227 $4,296

EBITDA

1.5% $4,069 $4,136 $4,204 $4,272 $4,342

2.0% $4,112 $4,180 $4,248 $4,318 $4,389

Note: % increase in EBITDA margin applies to 2009; each year assumes a fifth of the % increase in margin until 2009 Note: Assumes midpoints of the discounted cash flow matrix for discount rate (12%) and terminal EBITDA multiple (8.5x).

CONFIDENTIAL

These materials have been provided to you by Credit Suisse First Boston (“CSFB”) in connection with an actual or potential mandate or engagement and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with CSFB. In addition, these materials may not be disclosed, in whole or in part, or summarized or otherwise referred to except as agreed in writing by CSFB. The information used in preparing these materials was obtained from or through you or your representatives or from public sources. CSFB assumes no responsibility for independent verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance (including estimates of potential cost savings and synergies) prepared by or reviewed or discussed with the managements of your company and/or other potential transaction participants or obtained from public sources, we have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such managements (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). These materials were designed for use by specific persons familiar with the business and the affairs of your company and CSFB assumes no obligation to update or otherwise revise these materials. Nothing contained herein should be construed as tax, accounting or legal advice. You (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by these materials and all materials of any kind (including opinions or other tax analyses) that are provided to you relating to such tax treatment and structure. For this purpose, the tax treatment of a transaction is the purported or claimed U.S. federal income tax treatment of the transaction and the tax structure of a transaction is any fact that may be relevant to understanding the purported or claimed U.S. federal income tax treatment of the transaction.

CSFB has adopted policies and guidelines designed to preserve the independence of its research analysts. CSFB’s policies prohibit employees from directly or indirectly offering a favorable research rating or specific price target, or offering to change a research rating or price target, as consideration for or an inducement to obtain business or other compensation. CSFB’s policies prohibit research analysts from being compensated for their involvement in investment banking transactions except to the extent such participation is intended to benefit investor clients.